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                                                                 Exhibit 10.97.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.97

Facility Sublease Agreement (T2), dated as of December 15, 1999, by and among Collins Holdings EME, LLC, Midwest Generation, LLC and Collins Trust II.

                  This Facility Sublease Agreement differs from Exhibit 10.97 in the following respects:

        In paragraph 1 - Definitions, "(T1)" is replaced by "(T2)."

Facility Sublease Agreement (T3), dated as of December 15, 1999, by and among Collins Holdings EME, LLC, Midwest Generation, LLC and Collins Trust III.

                  This Facility Sublease Agreement differs from Exhibit 10.97 in the following respects:

        In paragraph 1 - Definitions, "(T1)" is replaced by "(T3)."

Facility Sublease Agreement (T4), dated as of December 15, 1999, by and among Collins Holdings EME, LLC, Midwest Generation, LLC and Collins Trust IV.

                  This Facility Sublease Agreement differs from Exhibit 10.97 in the following respects:

         In paragraph 1 - Definitions, "(T1)" is replaced by "(T4)."